                                                                    Exhibit 99.5

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------
                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF6



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 11, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ALL AVERAGE ARE WTG AVERAGES.

                               ORIGINATOR/       ORIGINATOR/     ORIGINATOR/
                                SOURCE 1            SOURCE 2        SOURCE 3     AGGREGATE
                               -----------       -----------     -----------     ---------
FICO avg                               647                                             647
FICO stdev                           54.86                                           54.86
FICO < 500 %                             0                                               0
FICO < 560 %                          4.63                                            4.63
10th Percentile FICO                   565                                             565
90th Percentile FICO                   710                                             710
CLTV avg                             83.03                                           83.03
CLTV >80%                            41.75                                           41.75
SS CLTV                              89.93                                           89.93
10th Percentile CLTV                 74.15                                           74.15
90th Percentile CLTV                100000                                          100000
Full Doc %                           69.94                                           69.94
Loan Bal avg                     223787.46                                      223,787.46
DTI %                                44.48                                           44.48
DTI >45%                             56.69                                           56.69
Purch %                              52.98                                           52.98
Cash Out %                           42.88                                           42.88
Fxd %                                10.21                                           10.21
3 yr ARM >= %                        24.59                                           24.59
WAC avg                              6.694                                           6.694
WAC stdev                             0.89                                            0.89
1st Lien %                             100                                             100
MI %                                     0                                               0
CA %                                 41.63                                           41.63
Sng Fam %                            96.03                                           96.03
Invt Prop %                           2.13                                            2.13
MH %                                     0                                               0
IO %                                 63.17                                           63.17
2yr IO%                                  0                                               0
IO non-Full Doc %                     6.94                                            6.94
2-4 Fam %                             3.97                                            3.97
Prim Occ %                           97.22                                           97.22
<$100K Bal %                          6.03                                            6.03
2yr Prepay Penalty %                 46.65                                           46.65

                                                                                         PURCH
ORIGINATOR/SOURCE          WA LTV    WA CLTV    WA SS CLTV   FICO     WAC      % BAL.       %     INVT PROP %
-----------------          ------    -------    ----------   ----     ---      ------    -----   -----------
First Franklin             83.03      83.03        89.93      647    6.694       100     52.98       2.13
Name 2
Name 3
Name 4
                           -----      -----        -----      ---    -----       ---     -----       ----
TOTAL:                     83.03      83.03        89.93      647    6.694       100     52.98       2.13
                           =====      =====        =====      ===    =====       ===     =====       ====

                                     % WITH
ORIGINATOR/SOURCE        1ST LIEN   % S.2NDS     CA%     FULL DOC %  IO%     DTI%     DTI% > 45  % WITH MI
-----------------        --------   --------     ---     ----------  ---     ----     ---------  ---------
First Franklin             100        36.87     41.63      69.94    63.17    44.48      56.69       0
Name 2
Name 3
Name 4
                           ---        -----     -----      -----    -----    -----      -----       -
TOTAL:                     100        36.87     41.63      69.94    63.17    44.48      56.69       0
                           ===        =====     =====      =====    =====    =====      =====       =

                                                                         PURCH
DOCUMENTATION      WALTV    WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.     %    INVT PROP %
-------------      -----    ------  ----------  ------    ---   ------   -----  -----------
Full                  82       82     91.66      645     6.611   69.94    64.9      2.89
Non-Full           85.43    85.43      85.9      653     6.889   30.06   25.23      0.34
                   -----    -----      ----      ---     -----   -----   -----      ----
Total              83.03    83.03     89.93      647     6.694     100   52.98      2.13
                   =====    =====     =====      ===     =====     ===   =====      ====

                             % WITH
DOCUMENTATION    1ST LIEN %  S.2NDS   CA%   FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---   ----------   ---    -----  ---------  ---------
Full                 100     51.58   46.33      100     80.39   45.84    64.05        0
Non-Full             100      2.64   30.71        0     23.09   41.33    39.55        0
                     ---      ----   -----    -----     -----   -----    -----        -
Total                100     36.87   41.63    69.94     63.17   44.48    56.69        0
                     ===     =====   =====    =====     =====   =====    =====        =

                                                                       PURCH
INTEREST ONLY      WALTV  WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.     %    INVT PROP %
-------------      -----  ------  ----------  ------    ---   ------   -----  -----------
2-yr IO
Other IO           82.46   82.46    92.79      656     6.514  63.17    70.23      3.01
Non-IO                84      84    85.02      633     7.004  36.83    23.38      0.61
                   -----   -----    -----      ---     -----  -----    -----      ----
Total              83.03   83.03    89.93      647     6.694    100    52.98      2.13
                   =====   =====    =====      ===     =====    ===    =====      ====

                             % WITH
INTEREST ONLY    1ST LIEN %  S.2NDS   CA%     FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---     ----------   ---    -----  ---------  ---------
2-yr IO
Other IO            100      54.92   53.71      89.01       100   46.91    69.66        0
Non-IO              100       5.92   20.92      37.24         0   40.33    34.45        0
                    ---      -----   -----      -----     -----  -----     -----        -
Total               100      36.87   41.63      69.94     63.17   44.48    56.69        0
                    ===      =====   =====      =====     =====   =====    =====        =

                                                                         PURCH
FICO               WALTV   WACLTV  WA SS CLTV  WAFICO    WAC    % BAL.     %    INVT PROP %
----               -----   ------  ----------  ------    ---    ------   -----  -----------
0-499
500-559            76.44   76.44      77.25     549     7.672    4.63    19.57         0
560-599            80.48   80.48      80.87     577     7.325   13.8     22.13      0.66
600-639            84.03   84.03      91.58     620     6.872   26.38    52.66      0.47
640-679            84.09   84.09      91.98     657     6.548   27.77    57.53      2.67
680>=              83.37   83.37      92.95     716     6.188   27.41    69.84      4.26
                   -----   -----      -----     ---     -----   -----    -----      ----
Total              83.03   83.03      89.93     647     6.694     100    52.98      2.13
                   =====   =====      =====      ===   =====     ===   =====      ====

                             % WITH
FICO             1ST LIEN %  S.2NDS   CA%   FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
----             ----------  ------   ---   ----------   ---    -----  ---------  ---------
0-499
500-559             100       4.56   33.16     84.3     42.68   41.99    47.44        0
560-599             100        2.8   31.58    70.49     42.35   41.22    39.67        0
600-639             100      41.26   35.64    72.77     62.91   45.79    61.87        0
640-679             100      41.66   42.94    66.43     68.07   44.96    59.2         0
680>=               100      50.41   52.58    68.08     72.38   44.81    59.29        0
                    ---      -----   -----    -----     -----   -----    -----        -
Total               100      36.87   41.63    69.94     63.17   44.48    56.69        0
                    ===      =====   =====    =====     =====   =====    =====        =

                                                                       PURCH
LOW BALANCE        WALTV  WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.     %    INVT PROP %
-----------        -----  ------  ----------  ------    ---   ------   -----  -----------
<80,000            83.17   83.17      86.24      613   7.721    2.93   52.63     3.76
80,000-100,000     83.82   83.82       88.5      626   7.272    3.23   50.07     4.32
100,000>=             83      83      90.09      649   6.642   93.84   53.09        2
                   -----   -----      -----      ---   -----     ---   -----     ----
Total              83.03   83.03      89.93      647   6.694     100   52.98     2.13
                   =====   =====      =====      ===   =====     ===   =====     ====

                             % WITH
LOW BALANCE      1ST LIEN %  S.2NDS   CA%   FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-----------      ----------  ------   ---   ----------   ---    -----  ---------  ---------
<80,000              100      15.8    1.39      75.99   19.31   38.67      35.23      0
80,000-100,000       100      24.7    2.09      68.88   38.41   42.18      45.22      0
100,000>=            100     37.95   44.25      69.79   65.39   44.74      57.75      0
                     ---     -----   -----      -----   -----   -----      -----      -
Total                100     36.87   41.63      69.94   63.17   44.48      56.69      0
                     ===     =====   =====      =====   =====   =====      =====      =

                                                                       PURCH
LIEN POSITION      WALTV  WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.     %    INVT PROP %
-------------      -----  ------  ----------  ------    ---   ------   -----  -----------

1st Lien           83.03   83.03    89.93      647     6.694   100     52.98      2.13
2nd Lien
                   -----   -----    -----      ---     -----   ---     -----      ----
Total              83.03   83.03    89.93      647     6.694   100     52.98      2.13
                   =====   =====    =====      ===     =====   ===     =====      ====


                             % WITH
LIEN POSITION    1ST LIEN %  S.2NDS   CA%   FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---   ----------   ---    -----  ---------  ---------
1st Lien             100     36.87   41.63    69.94     63.17   44.48    56.69        0
2nd Lien
                     ---     -----   -----    -----     ------  -----    -----        -
Total                100     36.87   41.63    69.94     63.17   44.48    56.69        0
                     ===     =====   =====    =====     =====   =====    =====        =